EnerCom’s The Oil & Gas Conference | 1 EnerCom’s The Oil & Gas Conference David Schulte, President and Chief Executive Officer August 16, 2017 LISTED CORR NYSE

EnerCom’s The Oil & Gas Conference | 2 Disclaimer This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward- looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

EnerCom’s The Oil & Gas Conference | 3 Infrastructure assets have desirable investment characteristics • Long-lived assets, critical to tenant operations • High barriers to entry with strategic locations • Contracts provide predictable revenue • Limited sensitivity to price/volume changes Asset Fundamentals • High cash flow component to total return • Attractive potential risk-adjusted returns • Diversification vs. other asset classes • Potential inflation protection Investment Characteristics • Infrastructure assets are essential for our customers’ operations to produce revenue • CorEnergy’s triple-net leases and other contracts generate operating expense for our tenants • Total long-term return of 8-10% on assets from base rents, plus acquisitions and participating rents • Growing CorEnergy through disciplined acquisitions that are accretive to AFFO and dividends per share Infrastructure REIT Strategy Overview

EnerCom’s The Oil & Gas Conference | 4 Becky Sandring Senior Vice President, Secretary & Treasurer Ms. Sandring has over 20 years of experience in the energy industry. Prior to CorEnergy, Ms. Sandring was a Vice President with The Calvin Group. From 1993-2008, Ms. Sandring held various roles at Aquila Inc., formerly UtiliCorp United. CorEnergy Senior Management Dave Schulte Co-Founder, CEO & President Mr. Schulte has 27 years of investment experience, including 18 years in the energy industry. Previously, Mr. Schulte was a co-founder and Managing Director of Tortoise Capital Advisors, an investment advisor with $16 billion under management. and a Managing Director at Kansas City Equity Partners (KCEP). Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co. Rick Green Co-Founder, Executive Chairman Mr. Green has spent more than 30 years in the energy industry, with 20 years as CEO of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business. During his tenure, Mr. Green led the strategy and successful business expansion of Aquila, Inc. to a Fortune 30 company. Jeff Fulmer Senior Vice President Mr. Fulmer is a petroleum engineer and professional geologist with more than 30 years of energy industry experience. Prior to joining CorEnergy, Mr. Fulmer spent six years as a Senior Advisor with Tortoise Capital Advisors, led a post 9/11 critical infrastructure team for the U.S. Department of Defense, and held leadership and technical positions with Statoil Energy, ARCO Oil and Tenneco Oil Exploration and Production. Rick Kreul President, MoGas, LLC & MoWood, LLC Mr. Kreul, a mechanical engineer with more than 35 years of energy industry experience, serves as President of CorEnergy’s wholly-owned subsidiaries, Mowood, LLC and MoGas Pipeline, LLC. Previously, Mr. Kreul served as Vice President of Energy Delivery for Aquila, Inc., Vice President for Inergy, L.P., and various engineering and management roles with Mobil Oil. Nate Poundstone Chief Accounting Officer Mr. Poundstone has nearly 20 years of experience in the accounting profession. Prior to joining CorEnergy, Mr. Poundstone was Vice President and Chief Accounting officer with CVR Energy, a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. Prior to CVR Energy, he held various audit and professional practice roles as a senior manager with KPMG LLP. Jeff Teeven Vice President, Finance Mr. Teeven has more than 20 years of experience in private equity management and mergers and acquisitions in multiple sectors including energy. He served as a founding partner of Consumer Growth Partners, a private equity firm focused on the specialty retail and branded consumer products sectors, as well as 10 years with Kansas City Equity Partners (KCEP). Sean DeGon Vice President Mr. DeGon has nearly 20 years of energy industry experience. Prior to joining CorEnergy in 2017, Mr. DeGon was a Director at IHS Markit where he led and participated in well over 100 consulting projects focused on liquid storage terminals, pipelines, refineries, processing facilities and other energy assets, primarily in the U.S. and the rest of the Americas.

EnerCom’s The Oil & Gas Conference | 5 Leveraging expertise across the energy value chain

Portfolio of essential assets

CorEnergy assets critically support our partners in conducting their businesses in the U.S. energy industry

Type	Asset	Description	Purchase Price	Location
Upstream	Pinedale Liquids Gathering System	Liquids gathering, processing & storage system for condensate & water production	$228MM	WY
Midstream	Grand Isle Gathering System	Subsea to onshore pipeline & storage terminal for oil & water production	$245MM	GoM-LA
Midstream	MoGas Pipeline	Interstate natural gas pipeline supplying utilities	$125MM	MO-IL
Downstream	Omega Pipeline	Natural gas utility supplying end-users at Fort Leonard Wood	$6MM	MO
Midstream & Downstream	Portland Terminal	Crude oil and petroleum products terminal with barge, rail and truck supply	$50MM[1]	OR

1) *Includes $40MM purchase price, plus $10 in construction costs*

CorEnergy

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EnerCom’s The Oil & Gas Conference | 7 Infrastructure provides stable cash flows • CorEnergy owns mission critical assets • Lease payments are “operating” expenses, not “financing” expenses • In bankruptcy, real property operating leases are subject to special provisions • CORR stock moved with commodity prices; revenue and dividends were stable Commodity Prices vs. CORR Performance Metrics in m illio n s In d e xe d Co m m o d it y & S h a re Pr ic e Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 1Q17 2Q17 $0 $5 $10 $15 $20 $25 Revenues AFFO $30 $50 $70 $90 $110 $130 WTI Oil Nat. Gas AMZ Index CORR

EnerCom’s The Oil & Gas Conference | 8 Increasing opportunities for CorEnergy’s pipeline Which one or two options do you think will be the most likely path that lenders & borrowers will take if faced with a borrowing base deficiency in spring 2017?2 U.S. Rig Count Normalizing1 Oil and gas companies are: • pursuing efficient, low cost operations • focusing on accessing low cost of capital • returning to growth and implementing capex projects… 1) Baker Hughes North American Rig Count, Aug 4, 2017 2) Haynes and Boone, LLP Borrowing Base Redetermination Survey, April 4, 2017 …Oil and gas companies are willing to sell low-returning infrastructure to fund high-returning growth initiatives

EnerCom’s The Oil & Gas Conference | 9 CORR’s financial flexibility • CorEnergy’s capital structure remains conservative, providing financial flexibility to acquire assets • Recent financing initiatives have enhanced available liquidity 1) As adjusted reflects the impact of upsizing of the credit facility and the repayment of the term loan utilizing cash on hand and $10.0 million in revolver borrowings, as if these events had occurred on June 30, 2017 2) Sum of CORR and related party debt As adjusted1 Total Debt/Total Capitalization of 21% is below 25-50% target ratio As adjusted1 Preferred/Total Equity of 27% is below 33% target ratio Capital Structure Liquidity June 30, 2017 (in millions) Historical As Adjusted1 Debt Secured credit facility2 $41.2 $17.7 Unsecured convertible notes, proceeds gross of fees 114.0 114.0 Total debt $155.2 $131.7 Equity Preferred stock 130.0 130.0 Common stock & additi nal paid in capital 343.6 343.6 Total CORR equi y $473.6 $473.6 Non-controlling inter st $27.8 $27.8 Total capitalization $656.6 $633.1 (in millions) June 30, 2017 July 31, 2017 Cash $37.3 $15.2 Revolver availability 98.1 131.5 Total liquidity $135.4 $146.7

EnerCom’s The Oil & Gas Conference | 10 Durable revenues + low leverage = dividend stability • Lease payments produce predictable cash flows • Assets are critical to tenant revenue production • Lease expense is an operating cost (not a financing cost) • Lease payments are made during bankruptcy • Results in utility-like consistency of revenue for CORR • Conservative leverage profile & multiple capital sources • We believe the $3.00 annualized dividend is a sustainable payout • Dividends are based solely on minimum rents • CorEnergy retains debt repayment and reinvestment capital prior to dividend payment • Upside from portfolio growth and participating rents Energy REIT provided a new business model in 2012: Investor friendly access to infrastructure assets

EnerCom’s The Oil & Gas Conference | 11 Financing Optionality Outlook for 2017 One to Two Acquisitions Size Range of $50-250 Million Active Deal Pipeline 1) As of July 31, 2017 Long-term Stable & Growing Dividend • $146.7 million of available liquidity1 • Bank Debt • Convertible Debt • Preferred Equity • Common Equity • Co-Investors

EnerCom’s The Oil & Gas Conference | 12 APPENDIX

EnerCom’s The Oil & Gas Conference | 13 Comparison of technical characteristics of infrastructure vehicles Institutional, tax exempt and non-U.S. investors desire access to the infrastructure asset class REIT structure provides more attractive access to energy infrastructure than MLP & Fund structures MLPs MLP / Closed End Funds REITs Investor Tax Form K-1 Form 1099 Form 1099 Investment Company Friendliness No No Yes Non-U.S. Investor Friendliness No No Yes Tax Exempt Owners No Yes Yes Shareholders Vote No Yes Yes Primarily Institutionally Held No No Yes

EnerCom’s The Oil & Gas Conference | 14 Differentiated and larger investor audience for REITs than MLPs Utility & REIT markets are larger and more institutional than MLP (1) Fidelity Sectors & Industry Overviews, July 31, 2017 (2) Estimated using Bloomberg Shareholder Data (3) Includes preferred stock and convertible bonds Market Cap: ~$1.1Tn(1)(2) Market Cap: ~$1.2Tn(1)(2) REITs Market Cap: ~$255bn(1)(2) MLPs Utilities Retail Institutional Insiders & Sponsors Market Cap: ~$680mm(2)(3) 71% 28% CorEnergy Tortoise Capital <1% 30% 31% 35% 4% <1% 79% 20% <1% 83% 14% 3%

EnerCom’s The Oil & Gas Conference | 15 (1) Paid off March 31, 2016 (2) Upsized from $93 million on July 8, 2015 CORR has pioneered broad access to deep capital markets C o m m o n Stoc k B a n k D e b t $30,000,000 Co-Investor Equity for Pinedale LGS Acquisition Joint Venture Partner: Prudential Financial December 2012 $70,000,0001 Project Level Debt for Pinedale LGS Acquisition Lead Bank: December 2012 J u n io r C a p ita l $101,660,000 Common Stock Lead Underwriters: November 2014 $108,000,0002 Revolving Line of Credit Lead Banks: November 2014 $45,000,000 Term Loan Debt Lead Banks: July 2015 $115,000,000 7% Convertible Bonds Lead Underwriters: June 2015 $89,700,000 Common Stock Lead Underwriters: December 2012 $77,625,000 Common Stock Lead Underwriters: June 2015 $48,587,500 Common Stock Lead Underwriter: January 2014 $56,300,000 Series A 7.375% Cumulative Preferred Stock Lead Underwriters: January 2015 $73,750,000 Series A 7.375% Cumulative Preferred Stock Lead Underwriters: April 2017

Terminal value conviction

		Pinedale LGS	Grand Isle Gathering System	Portland Terminal	MoGas Pipeline	Omega Pipeline
Asset Ownership Criteria	Long-lived assets, critical to tenant operations	✓	✓	✓	✓	✓
	High barriers to entry with strategic locations	✓	✓	✓	✓	✓

Assets essential to operators' cash flow support lease renewal expectations

		Pinedale LGS	Grand Isle Gathering System	Portland Terminal	MoGas Pipeline	Omega Pipeline
Contractual Protections	Underwriting of terminal value	Life of Field	Life of Field	Market	Market	Market
	Contracts and similar services based on fair value of assets	✓	✓	✓	✓	✓
	Asset value based on production estimates of reserve reports / market values for similar assets	✓	✓	✓	✓	✓
	Leases enable tenant to purchase asset or renew lease at FMV	✓	✓	✓		

Tenant may not devalue CORR's asset, i.e. construct a replacement asset

		Pinedale LGS	Grand Isle Gathering System	Portland Terminal	MoGas Pipeline	Omega Pipeline
Dividend Sustainment	Retain portion of rent payment for reinvestment & debt repayment	✓	✓			
	Supports sustainable, long-term dividend	✓	✓	✓	✓	✓

CORR targets an AFFO to dividend coverage ratio of 1.5x

CorEnergy

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Corporate structure alignment with investors

Corporate Structure



CorEnergy
Assets
Grand Isle Gathering System
Pinedale LGS
MoGas Pipeline
Portland Terminal
Omega Pipeline
Management Agreement
Corridor
Fees
Base Fee
Incentive Fee
Administration Fee

CORR Expense Metrics vs. Peer Group[1]



FY16 G&A Expenses (dollars, millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
G&A Expense/Gross Asset Value²
CORR

External Fee Structure

Management Fee

- Services provided:
  - Presents the Company with suitable acquisition opportunities, responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as may be appropriate
- Base Fees paid:
  - Quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company's Managed Assets[3] as of the end of each quarter
- Incentive Fees paid:
  - Quarterly incentive fee of 10 percent of the increase in distributions earned over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in the Company's common stock

Administrative Fee

- Services provided:
  - Performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services
- Fees paid:
  - 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand

(1) Peer group consists of REITs included in the RMZ index under $1BN market cap (excludes STAR, RAS)
(2) Gross Asset Value = Asset Value of Investment Properties + Accumulated Depreciation
(3) "Managed Assets" is defined as Total Assets of CORR minus the initial invested value of non-controlling interests, the value of any hedged derivative assets, any prepaid expenses, all of the accrued liabilities other than deferred taxes and debt entered into for the purposed of leverage

CorEnergy

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EnerCom’s The Oil & Gas Conference | 18 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation June 30, 2017 June 30, 2016 June 30, 2017 June 30, 2016 Net Income attributable to CorEnergy Stockholders 9,000,172$ 8,954,527$ 16,669,650$ 12,345,648$ Less: Preferred Dividend Requirements 2,123,129 1,037,109 3,160,238 2,074,218 Net Income attributable to Common Stockholders 6,877,043$ 7,917,418$ 13,509,412$ 10,271,430$ Add: Depreciation 5,822,383 5,539,667 11,644,679 10,629,420 Less: Non-Controlling Interest attributable to NAREIT FFO reconciling items 411,455 411,455 822,910 822,910 NAREIT funds from operations (NAREIT FFO) 12,287,971$ 13,045,630$ 24,331,181$ 20,077,940$ Add: Distributi ns received from investment securities 252,213 215,139 475,379 474,873 Income tax expense from investment securities 310,622 533,765 114,862 58,128 Less: Net distributions and dividend income 221,440 214,169 264,902 589,742 Net realized and unrealized gain (loss) on other equity securities 614,634 1,199,665 70,426 (429,087) Funds from operations adjusted for securities investments (FFO) 12,014,732$ 12,380,700$ 24,586,094$ 20,450,286$ NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation For the Three Months Ended For the Six Months Ended

EnerCom’s The Oil & Gas Conference | 19 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.) June 30, 2017 June 30, 2016 June 30, 2017 June 30, 2016 Add: Provision for loan losses, net of tax — 369,278 — 4,409,359 Transaction costs 211,269 1,000 470,051 37,915 Amortization of debt issuance costs 468,871 470,506 937,742 1,087,603 Amortization of deferred lease costs 22,983 22,983 45,966 45,966 Ac retion of asset retirement obligation 160,629 174,375 321,258 358,457 Unrealized (gain) loss associated with derivative instruments 10,619 33,820 (16,453) 57,695 Less: Non-cash settlement of accounts payable 171,609 — 171,609 — Income tax benefit 214,887 123,327 351,733 297,709 Non-Controlling Interest attributable to AFFO reconciling items 3,358 9,064 6,709 45,868 Adjusted funds from operations (AFFO) 12,499,249$ 13,320,271$ 25,814,607$ 26,103,704$ For the Three Months Ended For the Six Months Ended

EnerCom’s The Oil & Gas Conference | 20 June 30, 2017 June 30, 2016 June 30, 2017 June 30, 2016 Weighted Average Shares of Common Stock Outstanding: Basic 11,896,616 11,912,030 11,892,670 11,927,984 Diluted 15,351,161 15,383,892 15,347,215 15,406,339 NAREIT FFO attributable to Common Stockholders Basic 1.03$ 1.10$ 2.05$ 1.68$ Diluted 0.94$ 0.99$ 1.87$ 1.59$ FFO attributable to Common Stockholders Basic 1.01$ 1.04$ 2.07$ 1.71$ Diluted 0.93$ 0.95$ 1.89$ 1.61$ AFFO attributable to Common Stockholders Basic 1.05$ 1.12$ 2.17$ 2.19$ Diluted 0.94$ 0.99$ 1.94$ 1.95$ For the Three Months Ended For the Six Months Ended Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.)

Non-GAAP Financial Metrics: Fixed-Charges Ratio

Ratio of Earnings to Combine Fixed Charges and Preferred Stock

	For the Six Months Ended June 30,	For the Years Ended December 31,			
	2017	2016	2015	2014	2013
Earnings:					
Pre-tax income from continuing operations before adjustment for income or loss from equity investees	$ 16,915,722	$ 28,561,682	$ 11,782,422	$ 6,973,693	2,967,257
Fixed charges[1]	6,657,234	14,417,839	9,781,184	3,675,122	3,288,378
Amortization of capitalized interest	—	—	—	—	—
Distributed income of equity investees	264,902	1,140,824	1,270,754	1,836,783	584,814
Pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges	—	—	—	—	—
Subtract:					
Interest capitalized	—	—	—	—	—
Preference security dividend requirements of consolidated subsidiaries	—	—	—	—	—
Noncontrolling interest in pre-tax income of subsidiaries that have not incurred fixed charges	—	—	—	—	—
Earnings	$ 23,837,858	$ 44,120,345	$ 22,834,360	$ 12,485,598	$ 6,840,449
Combined Fixed Charges and Preference Dividends:					
Fixed charges[1]	$ 6,657,234	$ 14,417,839	$ 9,781,184	$ 3,675,122	3,288,378
Preferred security dividend[2]	3,160,238	4,148,437	3,848,828	—	—
Combined fixed charges and preference dividends	$ 9,817,472	$ 18,566,276	$ 13,630,012	$ 3,675,122	$ 3,288,378
Ratio of earnings to fixed charges	3.58	3.06	2.33	3.40	2.08
Ratio of earnings to combined fixed charges and preference dividends	2.43	2.38	1.68	3.40	2.08

1) *Fixed charges consist of interest expense, as defined under U.S. generally accepted accounting principles, on all indebtedness*
2) *This line represents the amount of preferred stock dividends accumulated as of June 30, 2017.*

CORENERGY

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